================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07857

                Oppenheimer Commodity Strategy Total Return Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
              ----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

                                                                        Shares                       Value
-------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED SUBSIDIARY-23.0%
RAF Fund Ltd.(1,2) (Cost $403,917,694)                                4,000,000                   $483,764,589

                                                                      Principal
                                                                         Amount
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-0.0%
NC Finance Trust, Collateralized Mtg.
Obligation Pass-Through Certificates,
Series 1999-I, Cl. ECFD, 3.405%,
1/25/29(3,4)
(Cost $398,721)                                                     $   405,715                         36,514
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-10.3%
U.S. Treasury Bills:
0.01%, 5/5/11                                                        11,000,000                     10,996,769
0.017%, 4/7/11                                                        4,000,000                      3,999,887
0.202% 10/20/11                                                       5,000,000                      4,995,600
0.228%, 1/12/12                                                      10,000,000                      9,983,580
0.259%, 11/17/11                                                      3,000,000                      2,996,517
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
0.375%, 8/31/12-10/31/12                                             16,000,000                     15,957,580
0.50%, 10/15/13                                                      10,000,000                      9,857,030
0.625%, 7/31/12-1/31/13                                              10,000,000                      9,998,860
0.75%, 11/30/11-5/31/12                                              15,000,000                     15,056,620
0.875%, 4/30/11-2/29/12                                              22,500,000                     22,592,259
1%, 7/31/11-1/15/14                                                  41,500,000                     41,623,253
1.125%, 12/15/11                                                      5,000,000                      5,029,085
1.375%, 2/15/12-5/15/13                                              53,000,000                     53,558,120
1.75%, 8/15/12                                                        5,000,000                      5,085,155
5%, 8/15/11                                                           3,500,000                      3,563,984
                                                                                                    ----------

Total U.S. Government Obligations (Cost $215,087,107)                                              215,294,299
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES-0.0%
BankUnited, 8% Unsec. Sub. Nts., Series A, 3/15/09(3)
(Cost $6,928,492)                                                     6,938,000                         26,018
--------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS-17.7%
COMMODITY-LINKED SECURITIES-17.7%
AB Svensk Eksportkredit:
S&P GSCI ER Index Linked Nts., 0.041%, 6/9/11(5,6)                   23,000,000                     51,333,916
S&P GSCI Industrial Metals ER Index
Linked Nts., 0.04%, 6/21/11(5,7)                                     23,000,000                     55,618,600
--------------------------------------------------------------------------------------------------------------
Cargill, Inc.:
S&P GSCI TR Index Linked Nts., 0.719%, 2/7/12(6)                     30,000,000                     42,170,726

S&P GSCI TR Index Linked Nts., 0.728%, 3/19/12(6)                    40,000,000                     45,370,254
--------------------------------------------------------------------------------------------------------------
Morgan Stanley, S&P GSCI TR Index
Linked Nts., 0%, 4/24/12(5,6,8,9)                                    25,000,000                     31,170,092
--------------------------------------------------------------------------------------------------------------
Societe Generale Commodities Products LLC:
S&P GSCI TR Index Linked Nts., 0.26%, 4/8/11(4,5,6)                   32,000,000                     54,166,700

S&P GSCI TR Index Linked Nts., 0.25%, 2/17/12(4,5,6)                  18,000,000                     24,366,769
--------------------------------------------------------------------------------------------------------------
UBS:
S&P GSCI Gold TR Index Linked Nts., 0.111%, 1/26/12(4,5,10)           10,000,000                     11,046,400


S&P GSCI TR Index Linked Nts., 0.111%, 1/26/12(4,5,6)                 40,000,000                     56,673,975
                                                                                                 --------------
Total Hybrid Instruments (Cost $241,000,000)                                                       371,917,432

1 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

                                                                      Principal
                                                                         Amount                        Value
------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES-4.4%
Federal Home Loan Bank:
0.001%, 4/1/11                                                      $13,000,000                    $13,000,000
0.05%, 4/15/11                                                       10,000,000                      9,999,222
0.09%, 4/13/11                                                       10,000,000                      9,999,433
0.15%, 6/15/11                                                        5,000,000                      4,999,165
0.16%, 5/11/11                                                       10,000,000                      9,998,222
0.16%, 9/7/11                                                         5,000,000                      4,996,690
0.17%, 8/24/11                                                       14,000,000                     13,993,238
0.18%, 8/10/11                                                        5,000,000                      4,997,820
0.19%, 7/27/11                                                        6,000,000                      5,998,050
0.19%, 8/5/11                                                        10,000,000                      9,995,800
0.21%, 6/3/11                                                         5,000,000                      4,999,301
                                                                                                    ----------
Total Short-Term Notes (Cost $92,967,251)                                                           92,976,941

                                                                        Shares
--------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES-43.5%
JPMorgan U.S. Treasury Plus Money Market
Fund, Agency Shares, 0.00% (8,11)                                           542                            542

Oppenheimer Institutional Money Market Fund, Cl. E,
0.20% (1,11)                                                        912,927,238                    912,927,238
                                                                                                   ------------
Total Investment Companies (Cost $912,927,780)                                                     912,927,780
--------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,873,227,045)                          98.9%                 2,076,943,573
--------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                             1.1                     22,645,102
                                                                        --------------------------------------
Net Assets                                                                100.0%                $2,099,588,675
                                                                        ======================================

Footnotes to Statement of Investments

----------------------

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                              SHARES            GROSS          GROSS              SHARES
                                                    DECEMBER 31,2010        ADDITIONS     REDUCTIONS       MARCH 31,2011
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E       772,568,266      374,635,061    234,276,089         912,927,238
RAF Fund Ltd.(a)                                           4,000,000                                           4,000,000

                                                                                             VALUE           INCOME
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                       $  912,927,238  $      400,378
RAF Fund Ltd.(a)                                                                            483,764,589               -
                                                                                         ------------------------------
                                                                                         $1,396,691,827  $      400,378
                                                                                         ==============================

A. Investment in a wholly-owned subsidiary. See accompanying Notes and individual statement of investments of the entity included herein beginning on page 7.

2.  Non-income producing security.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate.

See accompanying Notes.

2 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

4. Restricted security. The aggregate value of restricted securities as of March 31, 2011 was $146,290,358, which represents 6.97% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                   UNREALIZED
                                                                       ACQUISITION                               APPRECIATION
SECURITY                                                                      DATE          COST         VALUE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29        8/10/10  $    398,721  $     36,514  $     (362,207)
Societe Generale Commodities Products LLC,
S&P GSCI TR Index Linked Nts., 0.25%, 2/17/12                              1/20/11    18,000,000    24,366,769       6,366,769
Societe Generale Commodities Products LLC,
S&P GSCI TR Index Linked Nts., 0.26%, 4/8/11                                3/3/10    32,000,000    54,166,700      22,166,700

UBS, S&P GSCI Gold TR Index Linked Nts., 0.111%, 1/26/12                  12/22/10    10,000,000    11,046,400       1,046,400

UBS, S&P GSCI TR Index Linked Nts., 0.111%, 1/26/12                       12/21/10    40,000,000    56,673,975      16,673,975
                                                                                    -------------------------------------------
                                                                                    $100,398,721  $146,290,358  $   45,891,637
                                                                                    ===========================================

5. Represents the current interest rate for a variable or increasing rate security.
6.  Security is linked to the S&P GSCI, the S&P GSCI Excess Return Index or the
    S&P GSCI Total Return Index.   The indexes currently contain twenty-eight
    commodities contracts from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.
7. Security is linked to the S&P GSCI Industrial Metals Excess Return Index. The index currently contains five commodities from the industrial metals sector. Individual components in the index are weighted by their respective world production values.
8.  Interest rate is less than 0.0005%.
9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $31,170,092 or 1.48% of the Fund's net assets as of March 31, 2011.
10. Security is linked to the S&P GSCI Gold Total Return Index. The index consists entirely of the gold component of the S&P GSCI.
11. Rate shown is the 7-day yield as of March 31, 2011.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of March 31, 2011 based on valuation input level:

                                                     LEVEL 2-
                                  LEVEL 1-              OTHER        LEVEL 3-
                                UNADJUSTED        SIGNIFICANT     SIGNIFICANT
                                    QUOTED         OBSERVABLE    UNOBSERVABLE
                                    PRICES             INPUTS          INPUTS       VALUE
------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Wholly-Owned Subsidiary        $          -    $  483,764,589    $          -    $  483,764,589
Asset-Backed Securities                   -            36,514               -            36,514
U.S. Government Obligations               -       215,294,299               -       215,294,299
Corporate Bonds and Notes                 -            26,018               -            26,018
Hybrid Instruments                        -       371,917,432               -       371,917,432
Short-Term Notes                          -        92,976,941               -        92,976,941
Investment Companies            912,927,780                 -               -       912,927,780
                               ----------------------------------------------------------------
Total Assets                   $912,927,780    $1,164,015,793    $          -    $2,076,943,573
                               ----------------------------------------------------------------

3 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.


NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager and the Sub-Adviser.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including

4 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

HYBRID INSTRUMENTS. The Fund invests in hybrid instruments whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The hybrid instruments are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a hybrid instrument is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost                                                             $7,327,213

Market Value                                                        $62,532

Market Value as a % of Net Assets                            Less than 0.005%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RESTRICTED SECURITIES

5 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

As of March 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                                 $1,873,227,045
                                                               ===============

Gross unrealized appreciation                                    $227,692,515
Gross unrealized depreciation                                    (23,975,987)
                                                               ---------------
Net unrealized appreciation                                      $203,716,528
                                                               ===============

6 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)


                                                                       Principal
RAF Fund Ltd. (Wholly-Owned Subsidiary)                                   Amount                   Value
----------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-0.0%
NC Finance Trust,
Collateralized Mtg.
 Obligation Pass-Through
Certificates, Series
1999-I, Cl. ECFD,
3.405%, 1/25/29(1,2)
(Cost $82,949)                                                      $    239,840             $     21,586
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-37.5%
U.S. Treasury Bills:
0.25%, 9/22/11(3)                                                     11,000,000               10,991,497
0.185%, 7/28/11                                                        1,000,000                  999,672
----------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
0.375%, 10/31/12                                                       7,500,000                7,471,875
0.375%, 8/31/12(3)                                                     2,200,000                2,195,618
0.50%, 11/30/12-11/15/13                                              19,150,000               18,980,214
0.50%, 10/15/13(3)                                                    16,000,000               15,771,248
0.625%, 7/31/12-1/31/13                                                9,500,000                9,493,540
0.75%, 5/31/12                                                           550,000                  552,275
0.75%, 11/30/11(3)                                                     5,700,000                5,720,486
0.875%, 1/31/12                                                       10,500,000               10,553,319
0.875%, 5/31/11(3)                                                     1,500,000                1,502,109
1%, 7/31/11-1/15/14                                                   14,975,000               14,988,855
1%, 9/30/11-4/30/12(3)                                                18,950,000               19,057,898
1.125%, 1/15/12(3)                                                    10,500,000               10,571,369
1.375%, 3/15/12-3/15/13                                               13,400,000               13,549,598
1.375%, 2/15/12-11/15/12(3)                                           15,000,000               15,166,860
1.75%, 11/15/11-4/15/13                                               10,000,000               10,161,373
1.75%, 8/15/12(3)                                                      9,800,000                9,966,904
4.875%, 5/31/11                                                        2,000,000                2,015,938
5.125%, 6/30/11(3)                                                     1,500,000                1,517,568
                                                                                               ------------
Total U.S. Government Obligations (Cost $181,199,340)                                         181,228,216
-----------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES-56.3%
Federal Home Loan Bank:
0.001%, 4/1/11(4)                                                    136,040,000              136,040,000
0.05%, 4/15/11                                                         3,000,000                2,999,778
0.06%, 4/8/11                                                         11,800,000               11,799,617
0.09%, 4/13/11                                                        16,500,000               16,499,032
0.09%, 4/20/11                                                         3,500,000                3,499,788
0.11%, 5/25/11                                                         3,000,000                2,999,505
0.14%, 5/23/11                                                         5,000,000                4,998,989
0.15%, 6/15/11                                                         3,000,000                2,999,499
0.16%, 9/14/11                                                         4,950,000                4,946,580
0.17%, 8/17/11                                                         2,000,000                1,999,080
0.17%, 4/11/11                                                         3,500,000                3,499,835
0.17%, 8/24/11                                                         7,300,000                7,296,474
0.17%, 9/2/11                                                          5,000,000                4,996,795
0.18%, 6/24/11                                                         4,000,000                3,999,252
0.18%, 7/29/11                                                         9,000,000                8,997,030
0.18%, 4/27/11                                                         8,500,000                8,498,895
0.18%, 5/4/11                                                          8,500,000                8,498,598
0.18%, 5/27/11                                                         5,000,000                4,998,600
0.19%, 5/13/11                                                         1,000,000                  999,784
0.19%, 4/29/11                                                         8,000,000                7,998,818
0.20%, 7/20/11                                                         6,075,000                6,073,147

7 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

                                                                                                Principal
                                                                                                   Amount                     Value
-----------------------------------------------------------------------------------------------------------------------------------
0.21%, 6/3/11                                                                                 $  8,850,000             $  8,848,761
0.21%, 6/17/11                                                                                   7,000,000                6,998,803
0.24%, 6/1/11                                                                                    2,000,000                1,999,722
                                                                                                                      -------------
Total Short-Term Notes (Cost $272,473,607)                                                                              272,486,382

                                                                              Expiration     Strike
                                                                                    Date      Price           Contracts
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.3%
Corn Futures, 5/13/11 Put(5)                                                     4/21/11          $550             345        6,469
Corn Futures, 7/14/11 Call(5)                                                    6/24/11           700             345    1,213,969
Soybean Futures, 5/13/11 Call(5)                                                 4/21/11           480             152       93,100
Wheat Futures, 5/13/11 Call(5)                                                   4/21/11           860             259       89,031
Wheat Futures, 5/13/11 Call(5)                                                   4/21/11           880             259       63,131
                                                                                                                          ---------

Total Options Purchased (Cost $1,138,644)                                                                                 1,465,700

                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-0.0%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%(4,6) (Cost $163,310)          163,310                   163,310
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $455,057,850)                                                      94.1%              455,365,194
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                       5.9                28,399,395

                                                                                                 ----------------------------------
NET ASSETS                                                                                           100.0%            $483,764,589
                                                                                                 ==================================

Footnotes to Statement of Investments

----------

1. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

2. Restricted security. The aggregate value of restricted securities as of March 31, 2011 was $21,586, which represents less than 0.005% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                     ACQUISITION                         UNREALIZED
SECURITY                                                                                    DATE    COST     VALUE     DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------

NC Finance Trust,
Collateralized Mtg.
Obligation Pass-Through
Certificates, Series 1999-I,
 Cl. ECFD, 3.405%, 1/25/29                                                          8/10/10         $82,949   $21,586  $      61,363


3. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $71,782,230. See accompanying Notes.

4.   Interest rate is less than 0.0005%.

5.   Non-income producing security.

6.   Rate shown is the 7-day yield as of March 31, 2011.

8 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of March 31, 2011 based on valuation input level:

                                                                                      LEVEL 3-
                                            LEVEL 1-                LEVEL 2-       SIGNIFICANT
                                          UNADJUSTED       OTHER SIGNIFICANT      UNOBSERVABLE
                                       QUOTED PRICES       OBSERVABLE INPUTS            INPUTS          VALUE
-------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                  $         -     $           21,586    $           -    $     21,586
U.S. Government Obligations                        -            181,228,216                -     181,228,216
Short-Term Notes                                   -            272,486,382                -     272,486,382
Options Purchased                          1,465,700                      -                -       1,465,700
Investment Company                           163,310                      -                -         163,310
Futures margins                                    -                      -                -               -
                                         --------------------------------------------------------------------
Total                                      1,629,010     $      453,736,184    $           -    $455,365,194


OTHER FINANCIAL INSTRUMENTS:
Future margins                            28,958,885                      -                -      28,958,885
                                         --------------------------------------------------------------------
Total Assets                             $30,587,895     $      453,736,184    $           -    $484,324,079
                                         --------------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value    $   (24,428)    $                -    $           -    $    (24,428)
Depreciated options written, at value       (885,372)                                               (885,372)
Futures margins                             (416,995)                     -                -        (416,995)
                                         -------------------------------------------------------------------
Total Liabilities                        $(1,326,795)    $                -    $           -    $ (1,326,795)
                                         --------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

9 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2011 (Unaudited)

FUTURES CONTRACTS AS OF MARCH 31, 2011 ARE AS FOLLOWS:

                                                                      UNREALIZED
                                                                    APPRECIATION      PERCENTAGE OF
CONTRACT DESCRIPTION                                    BUY/SELL  (DEPRECIATION)    FUND NET ASSETS
---------------------------------------------------------------------------------------------------
Agriculture                                             Buy       $    5,164,474              1.07%
Energy                                                  Buy           22,562,961              4.66
Industrial Metals                                       Buy               83,212              0.02
Industrial Metals                                       Sell            (202,858)            (0.04)
Livestock                                               Buy            2,269,054              0.47
Livestock                                               Sell            (368,450)            (0.08)
Precious Metals                                         Buy              346,591              0.07
Softs                                                   Buy           (1,846,740)            (0.38)
Softs                                                   Sell             229,284              0.05
                                                                -----------------------------------
                                                                  $   28,237,528              5.84%
                                                                ===================================


WRITTEN OPTIONS AS OF MARCH 31, 2011 ARE AS FOLLOWS:

                                                                                                  UNREALIZED
                                      NUMBER OF  EXERCISE   EXPIRATION  PREMIUMS               APPRECIATION/
DESCRIPTION                     TYPE  CONTRACTS     PRICE         DATE  RECEIVED     VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Corn Futures                    Call        345  $     800     6/24/11  $ 359,472  $(564,938)  $     (205,466)
Corn Futures                    Put         345        580     4/21/11     78,684    (12,938)          65,746
Crude Oil Futures               Call         98        118     4/14/11     24,302    (27,440)          (3,138)
Crude Oil Futures               Put          49         90     4/14/11      5,833     (2,940)           2,893
Soybean Futures                 Put         152      1,240     4/21/11     40,944     (8,550)          32,394
Wheat Futures                   Call        259        820     4/21/11    164,380   (169,969)          (5,589)
Wheat Futures                   Call        259        840     4/21/11     93,155   (123,025)         (29,870)
                                                                       ---------------------------------------
                                                                        $ 766,770  $(909,800)  $     (143,030)
                                                                       =======================================

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing

10 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2011 (Unaudited)

service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost                                        $82,949
Market Value                                $21,586
Market Value as a % of Net Assets  Less than 0.005%

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

11 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2011 (Unaudited)

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's

12 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2011 (Unaudited)

     International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended March 31, 2011, the Fund had an ending monthly average market value of $1,115,355,780 and $58,045,710 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual commodities to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

13 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2011 (Unaudited)

The Fund has purchased call options on individual commodities to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2011, the Fund had an average market value of $507,411 and $55,318 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2011, the Fund had an ending monthly average market value of $222,918 and $39,473 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 31, 2011 was as follows:



                                 CALL OPTIONS                   PUT OPTIONS
                           --------------------------    -------------------------
                           NUMBER OF     AMOUNT OF       NUMBER OF     AMOUNT OF
                           CONTRACTS      PREMIUMS       CONTRACTS     PREMIUMS
----------------------------------------------------------------------------------
Options outstanding as of
December 31, 2010                  -   $           -           287   $    436,693
Options written                2,283       1,091,574         1,212        362,376
Options closed or expired     (1,322)       (450,265)         (953)      (673,608)
Options exercised                  -               -             -              -
                           -------------------------------------------------------
Options outstanding as of
March 31, 2011                   961   $     641,309           546   $    125,461
                           =======================================================


RESTRICTED SECURITIES

As of March 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

14 | Oppenheimer Commodity Strategy Total Return Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 05/10/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 05/10/2011

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 05/10/2011